UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2005

NORTHWEST PIPELINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7414	87-0269236

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Chipeta Way, Salt Lake City, Utah	84108

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 801-583-8800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 3, 2005, in conjunction with his retirement from The Williams Companies, Inc. (“Williams”), Mr. J. Douglas Whisenant resigned as Senior Vice President of Northwest Pipeline Corporation (“Northwest”), a subsidiary of Williams. Also, on January 3, 2005, Mr. Phillip D. Wright was elected as the Senior Vice President of Northwest. Mr. Wright has held various positions with Williams since 1989, most recently Senior Vice President and Chief Restructuring Officer.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Northwest has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST PIPELINE CORPORATION
Date: January 6, 2005	/s/ Brian K. Shore
	Name:	Brian K. Shore
	Title:	Secretary

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